MFS® VARIABLE INSURANCE TRUST II

MFS® TECHNOLOGY PORTFOLIO

Supplement to the Current Statement of Additional Information

Effective immediately, the sub-heading entitled “Other Accounts”, under Appendix D entitled “Portfolio Manager(s)” is hereby restated as follows:

Other Accounts.  In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of May 31, 2009 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph G. MacDougall	7	$3.2 billion	2	$316.1 million	5	$145.2 million
________________

*  Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

The date of this Supplement is July 1, 2010.